Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 722,500,000
Previously Paid Amount	0
Total Fee Amount	$ 110,614.75
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering of 10.00% Series A Perpetual Strife Preferred Stock. The maximum aggregate offering price of that offering is $722,500,000.
Net Fee	$ 110,614.75
Narrative - Max Aggregate Offering Price	$ 722,500,000
Final Prospectus	true